                                                                   EXHIBIT 10.10

                           OPTION TRANSFER AGREEMENT

     THIS OPTION TRANSFER AGREEMENT (the "Agreement") is made as of September __, 1997 by and among HAHT Software, Inc., a North Carolina Corporation ("Company") and the investors listed on Schedule I attached hereto (the "Transferees").

                                   RECITALS

     WHEREAS, pursuant to the Option to Purchase Common Stock Agreement (the "Option Agreement") dated August 15, 1997 between James Hebert ("Optionor") and the Company, a copy of which is attached hereto as Exhibit A, the Optionor sold and granted to the Company (i) an option (the "Option") to purchase from Optionor up to 1,365,625 shares (the "Option Shares") of the Common Stock (the "Option Stock") of the Company then held by Optionor at an exercise price (the "Exercise Price") of $0.40 per Option Share.

     WHEREAS, pursuant to Section 6.1.2 of the Option Agreement, the Company may assign its right, title and interest in the Option Agreement, in whole or in part, effective upon notice to Optionor and Escrowholder.

     WHEREAS, in connection with the Transferees participation in the Series D Preferred Stock Financing of the Company, the Company desires to transfer and assign the Option to the Transferees and to assign the rights associated with the Option to the Transferees and each Transferee desires to accept such transfer and assignment and be bound by the terms of the Option Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the undersigned Transferees hereby agree as follows:

     1.   Transfer.   Subject to the terms and conditions of this Agreement and
          --------
the Option Agreement, the Transferor hereby transfers the Option to the Transferees, and agrees that from and after the date of this Agreement each Transferee shall have the right to exercise the Option with respect to the number of Option Shares set forth opposite such Transferee's name on Schedule I (as attached hereto).

     2.   Representations and Warranties of the Transferees.  In connection with
          -------------------------------------------------
the transfer of the Option to the Transferees, each Transferee represents and warrants to the Company that:

          (a)  Authorization.  This Agreement and the Agreement to be Bound,
               -------------
when executed and delivered by the Transferee, will constitute valid and legally binding obligations of the Transferee, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, as other equitable remedies.

          (b)  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Transferee in reliance upon the Transferee's representation to the Company, which by the Transferee's execution of this Agreement, the Transferee hereby confirms, that the Option (or the Option Shares issuable upon exercise thereof) to be acquired by the Transferee will be acquired for investment for the Transferee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Transferee has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Transferee further represents that the Transferee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Option (or the Option Shares issuable upon exercise thereof). The Transferee represents that it has full power and authority to enter into this Agreement. The Transferee has not been formed for the specific purpose of acquiring the Option (or the Option Shares issuable upon exercise thereof).

          (c)  Disclosure of Information.  The Transferee has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Option with the Company's management and has had an opportunity to review the Company's facilities. The Transferee understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

          (4)  Restricted Securities.  The Transferee understands that the
               ---------------------
Option (and the Option Shares issuable upon exercise thereof) has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Transferee's representations as expressed herein. The Transferee understands that the Option (and the Option Shares issuable upon exercise thereof) are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Option (and the Option Shares issuable upon exercise thereof) may be resold without registration under the Securities Act only in certain limited circumstances. The Transferee acknowledges that the Option (and the Option Shares issuable upon exercise thereof) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Transferee is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year (two years in case of an affiliate) after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

          (e)  No Public Market.    The Transferee understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Option or the underlying Option Shares.

          (f) The Transferee will not sell, transfer, pledge or otherwise dispose of or encumber the Option or any of the Option Shares issuable to the Transferee upon exercise of the Option unless and until (a) the Optionor such Option Shares are subsequently registered under the Act and any applicable state securities laws, or (b) (i) an exemption from such registration is available thereunder, and (ii) the Transferee has notified the Company of the proposed transfer and has furnished the Company with an opinion of counsel in a form reasonably satisfactory to the Company that such transfer will not require registration of the Optionor such Option Shares under the Securities Act. The Transferee understands that the Company is not obligated, and does not intend, to register any such shares either under the Act or any state securities laws. The Transferee authorizes the Company to issue stop transfer instructions to its stock transfer agent, or, so long as the Transferee may act as its own transfer agent, to make a stop transfer notation in its appropriate records, in order to ensure the Transferee's compliance with this provision.

     3.   Agreements to Transfer and to be Bound.  By entering into this
          --------------------------------------
Agreement, each Transferee agrees to be bound by the terms and conditions of the Option Agreement, including, but not limited to Section 6.1.3. of the Option Agreement, which provides that (i) the Transferee will not contact the Optionor regarding the Optionor's former employment or affiliation with the Company, except to the extent necessary to carry out the provisions of the Option Agreement and (ii) the Transferee shall not make any public statement regarding the Optionor without the Optionor's prior consent.

     4.   Legends.  Each Transferee authorizes the Company and its agents to
          -------
place on each certificate for Option Shares issuable upon exercise of the Option a legend stating that such Option Shares have not been registered under the Act or any state securities law and setting forth the aforementioned restrictions on transfer, including the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION OR ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          (c)  Any other legend required by applicable state securities law.

     5.   Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Transferee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company's securities then owned by the Transferee (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     6.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of North Carolina, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  Except as expressly set
               ---------------------------------------
forth herein, this Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns; Transfer of Stock.  The rights and
               -----------------------------------------
obligations of the Transferee under this Agreement may only be assigned with the prior written consent of the Company. The Transferee understands that the Company is entitled to withhold its consent to transfer of the Option Shares or assignment of the Transferee's rights and obligations under this Agreement unless the Transferee requires as a condition to any such transfer or assignment that the Transferee's transferee[s] or assign[s] execute an agreement similar to this Agreement or otherwise agree to be bound by terms and conditions similar to those contained in this Agreement.


                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

     COMPANY:

                                         HAHT SOFTWARE, INC.

                                         By: /s/ Joseph N Riehle
                                            ---------------------------------

                                         Title: Chief Financial Officer
                                               ------------------------------

     TRANSFEREES:
                                            /s/ Richard Holcomb
                                         ------------------------------------
                                            RICHARD HOLCOMB


                                            /s/ Tyler Bennett
                                         ------------------------------------
                                            TYLER BENNETT


                                            /s/ Rowland Archer
                                         ------------------------------------
                                            ROWLAND ARCHER



                                         STANFORD UNIVERSITY

                                         By: /s/ Carol Gilmer
                                            ---------------------------------
                                             Name: Carol Gilmer
                                             Title: Assistant Secretary to the
                                             Board of Trustees of the Leland
                                             Stanford Junior University

                                         Address: 2770 Sand Hill Road
                                                  Menlo Park, CA 94025

                                          JMI EQUITY FUND II, L.P.


                                          By: JMI Partners II, L.P.
                                              Its General Partner


                                          By: /s/ Charles E Noell
                                             ---------------------------------
                                             Charles Noell
                                             A General Partner

                                          Address: 12680 High Bluff Drive,
                                                   Suite 200
                                                   San Diego, CA 92130


                                          HIGH STREET PARTNERS, L.P.


                                          By: /s/ Stephen J Gaal
                                             ---------------------------------
                                             Stephen J. Gaal
                                             General Partner

                                          Address: High Street Tower
                                                   125 High Street, Suite 2500
                                                   Boston, MA 02110


                                          SIPPL MACDONALD VENTURES I, L.P.


                                          By: /s/ Jackie MacDonald
                                             ---------------------------------
                                             Name: Jackie MacDonald
                                             General Partner

                                          Address: 5 Elder Court
                                                   Menlo Park, CA 94025

                              HAHT Software, Inc.
                              -------------------
                             Agreement to be Bound
                             ---------------------


     The undersigned hereby agrees to be bound by the terms of the Option to Purchase Common Stock Agreement (the "Option Agreement") dated August 15, 1997 between James Hebert ("Optionor") and the Company

     The undersigned acknowledges receipt of a copy of the document listed above.


Dated: September__, 1997


                                               _________________________________


                                            By: /s/ Richard Holcomb
                                               ---------------------------------

                                            Name: Richard Holcomb
                                                 -------------------------------
                                            Title: N/A
                                                  ------------------------------

                              HAHT Software, Inc.
                              -------------------
                             Agreement to be Bound
                             ---------------------



     The undersigned hereby agrees to be bound by the terms of the Option to Purchase Common Stock Agreement (the "Option Agreement") dated August 15, 1997 between James Hebert ("Optionor") and the Company

     The undersigned acknowledges receipt of a copy of the document listed above.


Dated: September__, 1997


                                             Stanford University
                                           -------------------------------------


                                        By: /s/ Carol Gilmer___
                                           -------------------------------------

                                        Name: Carol Gilmer
                                             -----------------------------------

                                        Title: ASSISTANT SECRETARY
                                               THE BOARD OF TRUSTEES OF THE
                                               LELAND STANFORD JUNIOR UNIVERSITY
                                              ----------------------------------

                              HAHT Software, Inc.
                              -------------------
                             Agreement to be Bound
                             ---------------------


     The undersigned hereby agrees to be bound by the terms of the Option to Purchase Common Stock Agreement (the "Option Agreement") dated August 15, 1997 between James Hebert ("Optionor") and the Company

     The undersigned acknowledges receipt of a copy of the document listed above.


Dated: September__, 1997


                                               ________________________________


                                            By: /s/ Tyler Bennett
                                               ---------------------------------

                                            Name: Tyler Bennett
                                                 -------------------------------

                                            Title:   CTO
                                                  ------------------------------

                              HAHT Software, Inc.
                              -------------------
                             Agreement to be Bound
                             ---------------------



     The undersigned hereby agrees to be bound by the terms of the Option to Purchase Common Stock Agreement (the "Option Agreement") dated August 15, 1997 between James Hebert ("Optionor") and the Company

     The undersigned acknowledges receipt of a copy of the document listed above.


Dated: September__, 1997


                                              High Street Partner, LP
                                             ---------------------------------

                                          By: /s/ Stephen J Gaal
                                             ---------------------------------

                                          Name: Stephen J Gaal
                                               -------------------------------

                                          Title: GP
                                                ------------------------------

                                  Schedule I
                            Schedule of Transferees


                                                                 Number of
            Transferee                                         Option Shares
------------------------------------                       --------------------
Richard Holcomb                                                   151,736

Tyler Bennett                                                     151,736

Rowland Archer                                                    455,208

JMI Equity Fund II, L.P.                                          307,285

High Street Partners, L.P.                                        121,301

Stanford University                                                20,742

Sippl Macdonald Ventures                                          157,617

Total:                                                          1,365,625